ENER1 Inc.
An Alternative Energy Company
OTCBB:ENEI

LITHIUM POWER SYSTEMS

FUEL CELLS

NANOTECHNOLOGY

ENER1 Inc.
An Alternative Energy Company

(OTCBB: ENEI)

Ener1

Energy for the Future

September 2005

Copyright © 2005 Ener1, Inc., All Rights Reserved

Ener1	Energy for the Future
Copyright © 2005 Ener1, Inc., All Rights Reserved	September 2005

Forward Looking Statements

This presentation contains forward-looking statements, including those relating to the Company’s product development timelines, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. Forward-looking statements include words such as “expects,”“anticipates,”“intends,”“plans,”“believes,”“estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. See discussion of Risk Factors in the Company’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission.

Background

➢  Three operating subsidiaries
✓  EnerDel - Lithium batteries
✓  NanoEner - Nanotechnology
✓  EnerFuel - Fuel Cells

➢  Proprietary technologies, all with major cost/performance advantages

➢  Near-term & continuing opportunities in $billion+ growth markets

➢  Management teams with industry experience building technology companies

Spin-off Strategy

➢  Spin-off stock of EnerDel, NanoEner, EnerFuel to Ener1 shareholders

➢  Opportunity to own stock in three “pure play” companies

➢  Stand-alone companies will have better access to capital & strategic partners

➢  All three companies will seek listing on NASDAQ/ other major exchanges

➢  Pursue new technology investments after spin-offs

ENERGY FOR THE FUTURE

Ener1

Current Structure

Ener1, Inc.
4.5%
Itochu
80.5%
100%
100%
49%
51%
EnerDel
EnerFuel
NanoEner
EnerStruct
19.5%
Delphi

5

Current Structure

ENERGY FOR THE FUTURE

Ener1

Post Spin-off Structure

Current Ener1 shareholders will own shares in four publicly traded technology companies
EnerDel
EnerFuel
NanoEner
Ener1
Lithium Batteries
Fuel Cells
Nanotechnology
Investment in New Technologies

6

Post Spin-off Structure

Major Growth Markets for All Three Spin-offs

➢  EnerDel
✓  Hybrid Electric Vehicle (HEV) sales expected to grow 8X to 1.6 million units by 2014
✓  Lithium batteries replacing current technology beginning in 2008
✓  HEV battery market estimated at $3 billion by 2014

➢  NanoEner
✓  The National Science Foundation estimates nanotechnology will have a $1 trillion impact over the next decade

➢  EnerFuel
✓  Fuel cell market estimated to grow from $375 million in 2004 to $13.6 billion in 2014 (Freedonia Group 2005 study)

Overview

➢  Unique technologies for high-rate lithium battery cells & fully-automated production
➢  Ideal for US - largest forecast HEV market
➢  Automated mass production significantly reduces manufacturing costs
➢  Production can be located near auto industry/other customers’ US manufacturing facilities
➢  Major cost/regulatory advantages over import competition
➢  Partnership with Japan-based EnerStruct & ITOCHU
✓  Provides lithium battery cell & production expertise
✓  Access to Japanese/other OEMs

Battery Cell Technology/Production

Material Processing
Material
Coating Technology
Electrode
Fuel Cell Concept
Cell Design
Automated Production
Cell Assembly

9

Battery Cell Technology/Production

➢  Optimized cell design for high-rate or high- energy capacity solutions

➢  Material selection & processing

➢  Special coating technology

➢  Fuel cell technology applied to cell design

➢  Fully-automated mass production

Fully Automated Production Line

EV Cell Production Experience
Joint Development with Material/Component Suppliers
Apply LCD Manufacturing Technology
Apply DVD/CD Assembly Technology
Heat
Battery

10

Fully Automated Production Line

➢  Fully automated system essential to becoming a cost competitive local US supplier - our key market

➢  Automated system is new concept combining different production techniques and expertise designing/ implementing production of lithium-ion batteries

➢  EnerDel’s fully automated mass production system can be located close to HEV manufacturers

Additional Near-term Opportunities

➢  Technology advantage
✓  Power tools
✓  UPS & back-up power
✓  Energy storage
✓  Asset tracking

➢  Local/captive market opportunities
✓  Military applications
✓  Satellites
✓  Medical applications

Overview

➢  NanoEner has developed a breakthrough proprietary technology for the manufacture of nanostructured thin-films

➢  Novel Vapor Deposition System (VDS™) process is a “platform technology” with wide variety of potential commercial applications
✓  High power batteries, solar photovoltaic cells, nano-sensors, high-conductivity wires, super capacitors, fuel-cell components, etc.

➢  Initial focus is on advanced lithium batteries & thin-film photovoltaic solar cells
✓  VDS technology provides significant benefits over current processes, strong near-term demand & strong market growth

Technology

➢  Vapor Deposition/Solidification™ (VDS)
✓  A proprietary process for making nanostructured thin-films
•  High-efficiency materials deposition, enabling low cost, rapid film production at a “nano level” (<100 nanometers)
•  Prototype equipment for VDS process is operational
•  Special software for the control of all key process parameters

Advantages of Technology

➢  Able to effectively deposit wide-variety of materials on wide-variety of substrates:
✓  Oxides, Sulfides, Salts, Ceramics, Composites, Spinels, Metals & Alloys, Carbon, Silicon

➢  Able to produce wide-variety of structures:
✓  Particles, Fibers, Porous Materials, Multi-layer films, Nanowires, Amorphous, Crystalline

➢  Superior efficiency of deposition enabling high production rates
✓  Up to 1 meter/sec of “roll-to-roll” tape

➢  Lower cost of apparatus, lower production costs
✓  Reduced steps, cheaper raw materials

➢  Able to easily scale-up to produce commercial quantities

➢  Better adhesion of deposited film to substrate
✓  Eliminates traditional need for binders & additives which inhibit performance

➢  Consistent film structure, thickness & composition with fewer surface defects
✓  Ability to produce thick- and thin-film deposits (100 nm - 2 mm)

Market Applications

➢  Advanced Lithium Batteries
✓  Market size: $8.5 billion
✓  Market growth rate: >15% per year

➢  Photovoltaic Solar Cells
✓  Market size: $7.2 Billion in 2004, expected to grow to $39.2 billion by 2010
✓  Market growth rate: > 30% per year

➢  Future Applications
✓  Fuel-cell membranes
✓  Nano Sensors
✓  Micro Electronics

Overview

➢  Positioned to address near-, mid-, long-term needs of fuel cell market

➢  Near-term solutions for fuel cell manufacturers:
✓  Unique fuel cell test fixtures and components
✓  Hydrogen filtration system to improve the life of a fuel cell

➢  Mid-term solution:
✓  Direct Methanol Fuel Cells (DMFC)

➢  Long-term solutions:
✓  Proprietary Proton Exchange Membrane (PEM) technologies, including Feedback Control System, Cold Start Method, for automotive & stationary applications

Technology

➢  Direct Methanol Fuel Cell
✓  Ideally suited for portable power, backup power, standby power
•  Higher energy density
•  Lower system weight and volume
•  Safer & easier transport & handling
•  Simple refilling
•  Methanol infrastructure is essentially in place
•  Widespread use in chemical industry & windshield wiper fluid (North America)

✓  Large expected demand for standby Uninterruptible Power Supply (UPS) applications & Government agencies

Florida Hydrogen Initiative (FHI)

➢  Objectives
✓  Develop fully integrated methanol-fueled fuel cell power generator
✓  Showcase & field-test key EnerFuel technologies
✓  Establish foundation for commercial 2KW, 3KW and 5KW Direct Methanol Fuel Cell (DMFC) products
✓  Establish industry partnerships & contacts
✓  Obtain positive and highly visible PR for EnerFuel
➢  Status
✓  System & component design is on-going
✓  Industry contacts and partners are being established

Summary

➢  Spin-off plan creates “pure play” companies with compelling investment opportunities in lithium batteries, fuel cells and nanotechnology

➢  Significant market growth in all three businesses driven by global energy market dynamics

➢  Experienced management teams, proprietary technologies

➢  Currently in process of filing registration statements & regulatory requirements to enable liquidating dividend

➢  Ener1 shareholders to obtain stock in 4 public companies

LITHIUM POWER SYSTEMS

FUEL CELLS

NANOTECHNOLOGY

ENER1 Inc.
An Alternative Energy Company

(OTCBB: ENEI)

Ener1

Energy for the Future

September 2005

Copyright © 2005 Ener1, Inc., All Rights Reserved

ENER1 Inc.
An Alternative Energy Company